UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Metro One Telecommunications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

METRO ONE TELECOMMUNICATIONS, INC.

30 North Gould Street, Suite 2990

Sheridan, Wyoming 82801

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 1, 2023

To the Stockholders of Metro One Telecommunications, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Metro One Telecommunications, Inc. to be held at 10:00 a.m. Eastern Time on Thursday June 1, 2023 (the “Annual Meeting”). This year’s Annual Meeting will be conducted virtually as a webcast on the internet. You will be able to attend the virtual Annual Meeting, vote and submit your questions during the Annual Meeting by visiting https://meetnow.global/M64TQTX, no password required. You will not be able to attend the Annual Meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Metro One Telecommunications, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, three (3) persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve and to ratify the appointment of B.F. Borgers CPA, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to most of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 21, 2023, we will commence sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and how to access the virtual Annual Meeting and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the virtual Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person at the virtual Annual Meeting or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Metro One Telecommunications, Inc.

Sincerely

Elchanan (Nani) Maoz

Chief Executive Officer, President and Director

April 21, 2023

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METRO ONE TELECOMMUNICATIONS, INC.

30 North Gould Street, Suite 2990

Sheridan, Wyoming 82801

April 21, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. Eastern Time

DATE: Thursday, June 1, 2023

ACCESS: This year’s Annual Meeting of stockholders (the “Annual Meeting”) will be a virtual meeting which will be conducted solely online via webcast on the Internet. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting https://meetnow.global/M64TQTX, no password required, at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and Metro One Telecommunications, Inc. (the “Company”). We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. For further information about the virtual Annual Meeting, please see the Questions and Answers about the Meeting beginning on page 2.

PURPOSES:

1. To elect three (3) directors of the Company to serve until the 2024 annual meeting of stockholders and until their successors have been duly elected;

2. To ratify the appointment of B.F. Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and,

3. To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, April 6, 2023, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/M64TQTX. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

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How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet in accordance with the instruction provided below.

Why are we holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

•	Vote over the Internet, by going to www.investorvote.com/WOWI or scan the QR code on your proxy (have your proxy card in hand when you access the website);

•	Vote by telephone, by calling 1-800-652-VOTE (8683) withing the USA, US Territories and Canada (have your proxy card in hand when calling);

•	Vote by mail, by returning the proxy card (signed and dated) as set out above; or

At the virtual meeting, by entering the 15-digit control number included in your Notice of Proxy Materials or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to vote at the Annual Meeting virtually on the Internet. You may attend the meeting as a guest but must register in advance of the meeting if intending to vote.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Metro One Telecommunications, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 29, 2023. You will receive confirmation of your registration by email after we receive your registration materials.

You will receive confirmation of your registration by email after we receive your registration materials.

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Requests for registration should be directed to us at the following:

By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail to:

Computershare Investor Services Metro One Telecommunications, Inc. Legal Proxy P. O. Box 43102 Providence RI 02940-5068

A list of stockholders of record will be available during the 10 days prior to the Annual Meeting, by sending a written request to: Attention: Corporate Secretary, Metro One Telecommunications, Inc. 30 North Gould Street, Suite 2990, Sheridan, Wyoming 82801or via email to info@metro1telecomm.com. All stockholders are cordially invited to attend the virtual Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

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METRO ONE TELECOMMUNICATIONS, INC.

30 North Gould Street, Suite 2990

Sheridan, Wyoming 82801

PROXY STATEMENT

FOR METRO ONE TELECOMMUNICATIONS, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2023

This proxy statement, along with the accompanying notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 Annual Meeting of Stockholders of Metro One Telecommunications, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. Eastern time, on Thursday, June 1, 2023. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by https://meetnow.global/M64TQTX, no password required, and entering the 15-digit control number included in the Notice of Internet Availability or proxy card that you receive.

In this proxy statement, we refer to Metro One Telecommunications, Inc. as “Metro One,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”), for use at the Annual Meeting.

On or about April 21, 2023, we intend to commence sending the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 Annual Meeting of stockholders and our 2022 annual report to stockholders to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 1, 2023

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2022 annual report to stockholders are available for viewing, printing and downloading at www.investorvote.com/WOWI. To view these materials please have your 15-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by following the instructions included on the Important Notice Regarding the Availability of Proxy Materials or by sending a written request to: Attention: Corporate Secretary, Metro One Telecommunications, Inc. at 30 North Gould Street, Suite 2990, Sheridan, Wyoming 82801

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Metro One is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders to be held virtually on Thursday, June 1, 2023, at 10:00 a.m. Eastern Time and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to https://meetnow.global/M64TQTX, no password required, shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the Annual Meeting in order to vote.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of Metro One common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about April 21, 2023.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Metro One Telecommunications, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 29, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail to:

Computershare Investor Services Metro One Telecommunications, Inc. Legal Proxy P. O. Box 43102 Providence RI 02940-5068

Why is the Company holding a virtual meeting instead of a physical meeting?

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. Stockholders will be able to attend the meeting online and submit questions by visiting https://meetnow.global/M64TQTX, no password required. Stockholders will also be able to vote their shares electronically during the meeting.

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What Happens if There Are Technical Difficulties during the Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance during the Annual Meeting please call 1-888-724-2416.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials, how to access the virtual meeting, and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 6, 2023 are entitled to vote at the Annual Meeting. On this record date, there were 271,635,247 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., you may vote:

•

By Internet. www.investorvote.com/WOWI. Use the Internet to transmit your voting instructions. Have your proxy card and the 15-digit control number(s) in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

•

By telephone. (1-800-652-8683 (VOTE)). Use a touch-tone phone to transmit your voting instructions. Have your proxy card and 15-digit control number(s) in hand when you call and then follow the instructions.

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•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign and return the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below. Return the proxy card in the postage-paid envelope we have provided or return it to Computershare Investor Services P. O. Box 43102, Providence RI 02940-5068.

•

At the Virtual Meeting. The meeting will be held entirely online. To participate in the meeting, you will need the 15-digit control number included in your Notice of Proxy Materials or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time to test your computer and for the check-in procedures.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 31, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the virtual Annual Meeting, you will need the 15-digit control number included in your Notice of Proxy Materials or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time to test your computer and for the check-in procedures.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the appointment of B.F. Borgers CPA PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying Metro One’s Corporate Secretary in writing at Metro One’s principal business address before the Annual Meeting that you have revoked your proxy; or

•

by attending the Annual Meeting in person virtually and voting live at the virtual meeting. Attending the virtual Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically vote at the Annual Meeting in order to revoke or change your vote.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

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What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement).

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

There are three (3) director positions up for election at this Annual Meeting. You may vote for ANY of the nominees and WITHHOLD your vote from ANY of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote its customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

Proposal 2: Ratify Appointment of B.F. Borgers CPA PC as Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes virtually present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on this matter is required to ratify the appointment of B.F. Borgers CPA PC as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote its customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of B.F. Borgers CPA PC as our independent registered public accounting firm for 2023, our Board will reconsider its appointment.

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Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results may be announced at the Annual Meeting. We will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are virtually present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What Does it Mean if I Receive More than One Proxy Card or Voting Instruction Form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What is Householding of Annual Disclosure Documents?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact us at our principal executive offices:

Metro One Telecommunications, Inc. at 30 North Gould Street, Suite 2990, Sheridan, Wyoming 82801

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Metro One’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Metro One stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Metro One shares are registered in your own name, please contact us at our principal executive offices, at 30 North Gould Street, Suite 2990, Sheridan, Wyoming 82801

•

If a broker or other nominee holds your Metro One shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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What are the implications of being a “smaller reporting company”?

We are a “smaller reporting company” as defined under the Securities Exchange Act of 1934, as amended, or the Exchange Act. We may take advantage of certain of the scaled disclosures available to smaller reporting companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our periodic and annual reports, exemption from the requirement to provide a compensation discussion and analysis describing compensation practices and procedures, and reduced financial statement disclosure in our registration statements, which must include two years of audited financial statements rather than the three years of audited financial statements that are required for other public reporting companies. Smaller reporting companies are also eligible to provide such reduced financial statement disclosure in annual reports on Form 10-K. We will be able to take advantage of these scaled disclosures and exemptions for so long as (i) our voting and non-voting common stock held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter or (ii) our annual revenue is less than $100.0 million during the most recently completed fiscal year and our voting and non-voting common stock held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is presently composed of three members and no vacancies. The Board has determined that the size of the Board will remain at three members.

A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of such substitute nominee as the Board may propose. The persons nominated for election have agreed to serve if elected, and Metro One has no reason to believe that any of the nominees will be unable to serve.

The following table sets forth, as of April 18, 2023, the name of the Board’s nominees for election as a director and the director who will continue to serve after the Annual Meeting. Also set forth below is certain other information with respect to each such person’s age, the periods during which he has served as a director and positions currently held with Metro One.

Continuing Director	Age	Director Since	Positions and Offices Held
Elchanan Maoz	56	2006	Chief Executive Officer, President and Chairman of the Board
Jonah Meer	67	2018	Secretary and Director
James A. Brodie	69	2018	Chief Financial Officer, Treasurer and Director

Set forth below is biographical information for the person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for election at the 2023 Annual Meeting of Stockholders

Elchanan (Nani) Maoz,age 56, has served as a director the Company since 2006,has been the chairman and President of Metro One since 2019 and the Chief Executive Officer since 2022. Mr. Maoz is the Chairman and Founder of Tel Aviv-based Everest Group. As an active manager of private funds, Mr. Maoz has executed over 30 investments in American, European and Israeli companies, playing an active role in cases that included turnarounds and restructuring. Mr. Maoz has been active in special situations, both in and out of bankruptcy, as a change agent, a director or an active shareholder/debt holder in order to unlock value for investors. The majority of the cases were very favorably resolved for the investors/funds he represented, including Actrade Financial, Gyrodyne, Concord Camera, ICTS, Simon Worldwide, Limoneira, and Livermore. Mr. Maoz has served as chair of equity committees, chair of liquidation trust committees and as an active participant in major legal settlements and proceedings, monetizing assets (including intellectual property) related to distressed equity and debt, both locally and internationally. He currently serves on the Israeli Board of the America Israel Friendship League and is a director of private medical management service providers, as well as on boards of the various Everest Group companies. Mr. Maoz received his B.Sc. in engineering from King’s College of the University of London in 1993. Between 1984 and 1988, Mr. Maoz served as commanding officer and a team leader in the Israeli Special Forces.

Jonah Meer, age 67, has served as a member of the Company’s Board since November 2018 and as Secretary of the Company since January 2019. Mr. Meer is an attorney, accountant and entrepreneur. His career spans four decades in the legal, accounting, financial and investment world, both in public and private companies, where he has held numerous executive and fiduciary positions. This includes a dozen years as Chief Operating Officer of a NYSE member firm. For the last twenty-five years he has served as Managing Member of Trade Global LLC a fintech company providing cross border capital markets services. In September 2016 he co-founded and serves as Chief Executive Officer of Qrons Inc. (OTCQB:QRON), an innovative biotechnology company dedicated to developing biotech products, treatments and technologies to combat neuronal diseases. Mr. Meer received his Master of Law degree from New York University School of Law, in addition to holding juris doctor and accounting degrees.

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James A. Brodie, age 69, has served as a member of the Company’s Board since November 2018, as Treasurer of the Company since January 2019 and as interim Chief Financial Officer since 2023. Mr. Brodie is a successful businessman who has added significant value in many business sectors including healthcare both products and services, wine importation and distribution, air ambulance services, inflight entertainment and strategic consulting. He has formed and led teams that have successfully started and grown small businesses and as a result has extensive M&A experience. Currently, Mr. Brodie serves as a strategic advisor to Citadel America Asset Group based in New York, New York. The group purchases and restores B grade apartment complexes across the southern tier of the United States. The group has about 1,500 units and is actively seeking additional properties. The group has about $150 million under management. Mr. Brodie is also a partner in the development of a family business, J Wilder Importers, that designs and imports bespoke shoes, premium leather belts and hand loomed textiles. Products are sourced from Spain, Argentina, Morocco, Tunisia, Greece, Turkey, India and Australia. Other leadership experience includes being the founding partner of a New York Stock Exchange brokerage firm, a board member of the Pink Sheets, and a managing director of Tocqueville Asset Management. He also served as a managing director in the turnaround of a family office and trading firm that made markets in over 400 stocks. Mr. Brodie served as an advisor to the largest operating charity on Long Island, New York where he worked to grow or merge their foundation with smaller charitable foundations. Finally, Mr. Brodie was the president of Temple Gwathmey Steeplechase Foundation, a national organization dedicated to the history and promotion of the safety of the equine sport of steeplechasing in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NAMED NOMINEES.

Stockholder Communications with the Directors

Stockholders wishing to communicate with our Board as a whole or with certain directors, or the Chairman of the Board, individually, may do so by writing the Corporate Secretary at our headquarters at 30 North Gould Street, Suite 2990, Sheridan, Wyoming 82801. Each stockholder communication should include an indication of the submitting stockholder’s status as our stockholder and eligibility to submit such communication. Each such communication will be received for handling by the Corporate Secretary, who will maintain originals of each communication received and provide copies to (i) the Chairman and (ii) any other appropriate committee(s) or director(s) based on the expressed desire of the communicating stockholder and content of the subject communication. The Corporate Secretary also will coordinate with the Chairman to facilitate a response, if it is believed that a response is appropriate or necessary, to each communication received. The Board reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

Corporate Governance

As soon as practicable our Board plans to establish an audit committee, compensation committee and nominating and corporate governance committee. As of the date of this proxy statement we do not have any such committees. Each committee when established will operate under a charter, to be approved by our Board. We expect the functions of our committees, once established, shall be as described below.

Audit Committee

The functions of the Audit Committee will be to (i) review the qualifications of the independent auditors, our annual and interim financial statements, the independent auditor’s report, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls; and (ii) to consider and review other matters relating to our financial and accounting affairs.

Compensation Committee

The function of the Compensation Committee will be to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs including stock incentive and benefit plans.

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Nominating and Governance Committee

The function of the Nominating and Governance Committee is to (i) make recommendations to the Board regarding the size of the Board, (ii) make recommendations to the Board regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board for selection as director nominees individuals qualified to become members of the Board, (iv) recommend committee assignments to the Board, (v) recommend to the Board corporate governance principles and practices appropriate to the Company, and (vi) lead the Board in an annual review of its performance.

Director Independence

The Company is quoted on the OTC Pink Marketplace, which does not require director independence requirements. However, NASDAQ requires that a majority of the board of directors must be comprised of Independent Directors as defined in Rule 5605(a)(2). For purposes of determining director independence, we have applied the definitions set forth in the NASDAQ guidelines which state, generally, that a director is not considered to be independent if he or she is, or at any time during the past three years was an employee of the Company; or if he or she (or his or her family member) accepted compensation from the Company in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. Our current directors are not “independent” directors as such term is defined under the NASDAQ rules and the related rules of the SEC.

Board of Director’s Role in Risk Oversight

The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. From this risk assessment plans are developed to deal with the risks identified. The results of this risk assessment are provided to the Board for their consideration and review. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Code of Business Conduct and Ethics

We have not adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees. The Board and our management group plan to adopt a written Code of Business Conduct and Ethics as soon as practicable.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information regarding compensation awarded to, earned by or paid to our Chief Executive Officer and any other executive officer with compensation exceeding $100,000 during each of fiscal 2022 and 2021 (each a “Named Executive Officer”):

Name and Principal	Fiscal Year Ended	Salary	Bonus	Stock Awards	Option Awards	All Other	Total
Position	12/31	($)	($)	($)	($)	($)	($)
Bianca Meger	2022	83,351	-	-	-	-	83,351
Chief Executive Officer (1)(2)	2021	83,351	-	-	68,543	-	151,894
Elchanan Maoz	2022	-	-	-	-	36,000	36,000
Chief Executive Officer, President and Chairman of the Board (3)(5)(6),	2021	-	-	-	440,000	30,000	470,000
James Alexander Brodie,	2022	-	-	-	-	18,000	18,000
Chief Financial Officer, Treasurer and Director (4)(6)	2021	-	-	-	220,000	15,000	235,000

__________

(1) Ms. Meger entered into consulting agreements with the Company and its wholly owned subsidiary, Stratford Ltd., respectively effective September 5, 2021 through her controlled corporation SB Meger Consulting, Management and Investment for total cumulative monthly consideration of NIS58,220 (approximately $18,630 USD). Ms. Meger resigned July 19, 2022.

(2) Represents a four-year option to purchase 5,095,744 shares of common stock at an exercise price of $0.123 per share, with 25% vesting one year from grant date (October 26, 2021), and a further 6.25% vesting each three months thereafter and the amortized portion of the grant date fair value computed in accordance with ASC Topic 718 and expensed during the year ended December 31, 2021. Such options were forfeit upon Ms. Meger’s resignation in July 2022, therefore no expense is reflected in the fiscal year ended December 31, 2022.

(3) Represents a four-year option to purchase 4,000,000 shares of common stock at an exercise price of $0.02567 per share, exercisable on October 1, 2021 and the grant date fair value computed in accordance with ASC Topic 718

(4) Represents a four-year option to purchase 2,000,000 shares of common stock at an exercise price of $0.02567 per share, exercisable on October 1, 2021 and the grant date fair value computed in accordance with ASC Topic 718

(5) Mr. Maoz was appointed acting Chief Executive Officer upon the resignation of Ms. Meger on July 19, 2022.

(6) Each of Mr. Maoz and Mr. Brodie receive compensation as directors set out below under the section titled “Compensation of Directors.”

Employment Agreements

We currently have no employment agreements with our officers or directors.

On September 5, 2021, we, and our wholly owned subsidiary, Stratford, Ltd., entered into Consulting Agreements with our Chief Executive Officer, Bianca Meger through her controlled corporation SB Meger Consulting, Management and Investment. Pursuant to the consulting agreements, Mrs. Meger received total cumulative monthly consideration of NIS58,220 (approximately $18,630 USD). Ms. Meger resigned as the CEO of Stratford on April 1, 2022, and as CEO of the Company on July 19, 2022.

Equity Compensation Plan Information

On June 30, 2021, we approved the Metro One Telecommunications, Inc. 2021 Stock Incentive Plan (“the Plan”). The Plan provides for the granting of incentive stock options, and options that do not qualify as incentive stock options. The Plan allows for an issuance of a maximum of up to 77,137,410 shares of our common stock.

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Outstanding Equity Awards at Fiscal Year End

Elchanan Maoz holds 4,000,000 options to purchase shares of common stock at an exercise price of $0.02567 per share, which vested on October 1, 2021, and a further 1,500,000 options to purchase shares of common stock at an exercise price of $0.07977 per share which vested on January 6, 2023. Jonah Meer holds 2,000,000 options to purchase shares of common stock at an exercise price of $0.02567 per share, which vested on October 1, 2021, and a further 750,000 options to purchase shares of common stock at an exercise price of $0.07977 per share which vested on January 6, 2023. James Alexander Brodie holds 2,000,000 options to purchase shares of common stock at an exercise price of $0.02567, which vested on October 1, 2021, and a further 750,000 options to purchase shares of common stock at an exercise price of $0.07977 per share which vested on January 6, 2023.

Compensation of Directors

The Board has the authority to fix the compensation of directors. During the fiscal years ended December 31, 2022, and 2021 our Board members received compensation for their services as members of the Board as follows:

Name	2022	2021

Elchanan Maoz	$36,000	$30,000
Jonah Meer	$18,000	$15,000
James A. Brodie	$18,000	$15,000

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s voting securities as of April 17, 2023 by each person or group of affiliated persons known to the Company to beneficially own 5% or more of such class of voting securities, each director, each named executive officer, and all of its directors and named executive officers as a group. As of April 17, 2023, there were 271,635,247 shares of common stock outstanding. Unless otherwise indicated, the address of each officer and director listed below is c/o Metro One Telecommunications, Inc., 30 North Gould Street, Suite 2990, Sheridan, WY 82801.

The following table gives effect to the shares of common stock issuable within 60 days of April 17, 2023, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

	Number of Shares of Common Stock Beneficially	Percentage of Shares of Common Stock Beneficially
Beneficial Owner	Owned	Owned
Five (5%) Percent Stockholders:
Yaron Elhawi TR UA 02/01/2021 Yaron Elhawi Trust Royal App Ltd in Liquidation (1)	22,647,751	8.3%
GT Ventures Ltd (2)	30,192,673	11.1%
Pareto Optimum, LP(3)	15,000,000	5.4%
David Kyte (4)	20,783,315	7.6%
Total 5% holders as a Group	88,623,739	32.4%

Executive Officers and Directors:
Elchanan Maoz(5)	86,048,399	31.0%
Jonah Meer(6)	2,750,000	1.0%
James Alexander Brodie(7)	2,750,000	1.0%
All Officers and Directors as a Group (3 persons)	91,548,399	33.00%

Total all holders	180,172,138	65.4%

__________

(1) The address for Yaron Elhawi TR UA 02/01/2021 Yaron Elhawi Trust Royal App Ltd in Liquidation is 20 Haharash Street, Tel Aviv, Israel 676131. The trustee of the trust is Yaron Elhawi.

(2) The address for GT Ventures, Ltd. Is PO Box 146, Road Town, Tortola, British Virgin Islands. The control person for GT Ventures, Ltd. is Trident Chambers.

(3) The address for Pareto Optimum LP is Ahad Ha’am 14, Tel Aviv, Israel control person for the selling shareholder is Shay Shalom. Includes 5,000,000 share purchase warrants for exercise at $0.0975 per share.

(4) The address for David Kyte is 36 Ingram Avenue, London, United Kingdom, NW116TL. Includes 1,000,000 share purchase warrants for exercise at $0.0975 per share and 625,000 share purchase warrants at $0.12 per share.

(5) Includes 497,840 common shares held by Maoz Everest Fund Management Limited, 72,400,519 common shares held in the name of Everest Credit LP, 1,130,000 common shares held by Everest Fund LP, 5,661,938 common shares held by Everest Corporate Finance Ltd., and 858,102 common shares held by Everest Special Situations LP, all entities controlled by the Elchanan Maoz, as well as 5,500,000 options to purchase common stock pursuant to the Company’s 2021 Stock Incentive Plan, which may be exercised within the next sixty days.

(6) Consists of options to purchase common stock issued pursuant to the Company’s 2021 Stock Incentive Plan, which are exercisable within 60 days.

(7) Consists of options to purchase common stock issued pursuant to the Company’s 2021 Stock Incentive Plan, which are exercisable within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

On September 5, 2021, we, and our wholly owned subsidiary, Stratford, Ltd., entered into Consulting Agreements with our former Chief Executive Officer, Bianca Meger through her controlled corporation SB Meger Consulting, Management and Investment. Pursuant to the consulting agreements, Mrs. Meger is to receive total cumulative monthly consideration of NIS58,220 (approximately $18,630 USD). In addition, each consulting agreement was terminable (i) by either party, at any time and for any or no reason, with sixty days prior written notice, (ii) by the respective company, immediately with no prior notice for cause, with cause being due to embezzlement of funds, a charge of a criminal offense involving moral turpitude, acts or omissions which constitute a breach of duties and obligations, or a violation of obligations related to intellectual property rights and non-disparagement. Mrs. Meger was required to provide at least 136 hours of service monthly pursuant to the Stratford Ltd., consulting agreement, and 46 hours of service monthly pursuant to the consulting agreement with the public entity. Mrs. Meger was not permitted to participate in any activities that infringed on, or were inconsistent with, her obligations under each respective consulting agreement. Ms. Meger resigned as an officer of owned subsidiary Stratford on April 1, 2022, and as an officer of the Company on July 19, 2022.

During the year ended December 31, 2021, the Company issued 71,683,250 shares of unregistered restricted common stock upon conversion of 1,000 shares of the Series A convertible Preferred stock to its controlling shareholder, Everest Credit L.P., a company of which Mr. Maoz has beneficial ownership of the General Partner. In addition, the Company issued 5,661,938 shares of unregistered restricted common stock to Everest Corporate Finance Ltd., a company of which Mr. Maoz is a beneficial owner, as commission fees in respect to the acquisition of the assets of Royal App Ltd.

On June 3, 2022, the Company entered into a promissory note with Everest Credit LP, a company of which Mr. Maoz is a beneficial owner, in an original principal amount of $100,000.

On June 29, 2022, the Company entered into a note purchase agreement and related promissory note with Maoz Everest Fund Limited, an entity owned by Mr. Maoz, with the promissory note being issued in an original principal amount of $70,000. Concurrently, on June 29, 2022, the Company issued to Maoz Everest Fund Management Limited a warrant to purchase up to 291,667 shares of common stock, with an exercise price of $0.12 per share.

Subsequently, on August 17, 2022, the warrant issued to Maoz Everest Fund Management was canceled when the Company and each of Maoz Everest Fund Management and Everest Credit L.P. entered into new notes (the “New Notes”) and securities purchase agreements in the principal amounts of $71,120 and $102,467, respectively, whereunder the Company also issued 497,840 unregistered, restricted bonus shares to Maoz Everest Fund Management and 717,269 unregistered, restricted bonus shares to Everest Credit LP as consideration for the New Notes which consolidated outstanding interest payable and principal balances of the original notes from June 2022 and extended the repayment term to November 17, 2023, with interest accruing at 10% per annum payable quarterly in arrears. During the year ended December 31, 2022 companies controlled by Mr. Maoz received and accrued cumulative interest payments in respect of the aforementioned New Notes of $6,606.

During the year ended December 31, 2022 in relation to the New Note offering conducted by the Company Everest Corporate Finance invoiced $76,166 (including taxes) in commission fees at 4.25% in relation to note proceeds raised by the Company.

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PROPOSAL 2

TO RATIFY THE APPOINTMENT OF B.F. BORGERS CPA, PC AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

On January 27, 2023, we informed Gries and Associates, LLC (“Gries”) of its dismissal as our independent registered public accounting firm and then engaged B.F. Borgers CPA, PC as our independent registered public accounting firm to audit our financial statements as the successor to Gries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF B.F.

BORGERS CPA, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

PRINCIPAL ACCOUNTING FEES AND SERVICES.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q. The aggregate fees billed for professional services rendered by our principal accountant, B.F. Borgers CPA, PC for audit and review services for the year ended December 31, 2022, was $33,000. The aggregate fees billed for professional services rendered by our principal accountant, Gries and Associates, LLC for audit and review services for the year ended December 31, 2022, was $7,500 and for the year ended December 31, 2021 was $16,800, respectively.

We incurred no non-audit related fees, tax fees or other fees for professional services rendered by our principal accountant for the years ended December 31, 2022 and 2021.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

We have not yet established an audit committee. Until then, there are no formal pre-approval policies and procedures. Nonetheless, the auditors engaged for these services are required to provide and uphold estimates for the cost of services to be rendered. The percentage of hours expended on B.F. Borgers CPA, PC’s respective engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

Solicitation of Proxies

The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

Other Matters

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

METRO ONE TELECOMMUNICATIONS, INC.

/s/ Elchanan Maoz
Elchanan Maoz
President and Chief Executive Officer

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Metro One Telecommunications

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2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Elchanan Maoz	☐	☐	02 - James Brodie	☐	☐	03 - Jonah Meer	☐	☐

	For	Against	Abstain
2. To ratify the appointment of B.F. Borgers CPA, PC as auditors of the Corporation (the "Auditors") for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the Auditors.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

3 1 B V

03T2YB

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The 2023 Annual Meeting of Shareholders of Metro One Telecommunications will be held on June 1, 2023 at 10:00Am Eastern Time, virtually via the internet at meetnow.global/M64TQTX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/WOWI

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Metro One Telecommunications

Notice of 2023 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting - June 1, 2023

Elchanan Maoz, Jonah Meer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Metro One Telecommunications to be held on June 1, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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